UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 30, 2024
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VICI Properties Inc.
VICI Properties L.P.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (VICI Properties Inc.)	001-38372	81-4177147
Delaware (VICI Properties L.P.)	333-264352-01	35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (646) 949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VICI Properties Inc.	☐	Emerging growth company
VICI Properties L.P.	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

VICI Properties Inc.	☐
VICI Properties L.P.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 30, 2024, VICI Properties Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The information below is a summary of the final voting results on the four proposals considered and voted upon at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on March 14, 2024.
Proposal 1: Election of Directors
The following persons were duly elected as directors of the Company to serve until the 2025 Annual Meeting of Stockholders of the Company or until their respective successors are duly elected and qualified: James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Abrahamson	904,297,088	15,497,933	298,378	37,242,493
Diana F. Cantor	915,546,448	4,256,249	290,702	37,242,493
Monica H. Douglas	915,580,557	4,222,251	290,591	37,242,493
Elizabeth I. Holland	911,669,689	8,134,340	289,370	37,242,493
Craig Macnab	904,121,633	15,662,304	309,462	37,242,493
Edward B. Pitoniak	919,152,464	629,674	311,261	37,242,493
Michael D. Rumbolz	911,255,818	8,530,677	306,904	37,242,493
Proposal 2: Ratification of Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
949,628,456	7,456,547	250,889	0
Proposal 3: Advisory Vote on Named Executive Officer Compensation
At the Annual Meeting, the Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
882,136,369	37,288,169	668,861	37,242,493
Proposal 4: Advisory Vote on Frequency of Holding Stockholder Advisory Votes on Executive Officer Compensation
At the Annual Meeting, the Company’s stockholders voted to recommend, on a non-binding, advisory basis, the frequency of holding stockholder advisory votes on executive officer compensation. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
895,592,120	429,150	23,645,747	426,382	37,242,493
Consistent with the recommendation of the Board of Directors of the Company (the “Board”) and in light of the Company’s stockholder vote on this proposal, the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: April 30, 2024	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

VICI PROPERTIES L.P.
Date: April 30, 2024	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Secretary